SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) January 7, 1998

                                 KAYE GROUP INC.
             (Exact name of registrant as specified in its charter)

     Delaware                          0-21988                   13-3719772
(State of other jurisdiction         (Commission             IRS Employer
of incorporation)                    File Number)            Identification No.)

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                              122 East 42nd Street
                              New York, N.Y. 10168

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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (212) 338-2100


Total number of pages filed including cover and under pages 6


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                                 KAYE GROUP INC.

                                      INDEX


Item 5. Other Events

        Kaye Group Inc. (the "Company") announced on January 7, 1998 several changes in its Board of Directors.

        A Press Release announcing the actions described above was issued by the Company on January 7, 1998 and is attached hereto as Exhibit 99.3.

Item 7. Financial Statements and Exhibits

        (a) Not applicable

        (b) Not applicable

        (c) Exhibits

            99.3 Press Release dated January 7, 1998, issued by the Company.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            KAYE GROUP INC.


                                            By:       /s/ Michael P. Sabanos
                                                      --------------------------

                                            Name:    Michael P. Sabanos
                                            Title:   Senior Vice President &
                                                     Chief Financial Officer


Dated:  January 8, 1998